AGREEMENT TO PURCHASE ASSETS OF
                                THE SITE DOCTORS
                                       BY
                                 INDIGINET, INC.


     THIS AGREEMENT is entered into this 30th day of April, 2004 by and between THE SITE DOCTORS, a general partnership having its principal office and place of business in Orange County, California (the "Seller"), and INDIGINET, INC., a Florida corporation having its principal office and place of business in Orange County, California (the "Purchaser").

     WHEREAS,  the Seller owns various assets more fully described in Attachment
                                                                      ----------
A  attached  hereto  (the  "Acquired  Assets");  and
-

     WHEREAS, the Purchaser desires to purchase from the Seller the Acquired Assets as more fully described hereinafter;

     NOW, THEREFORE, in consideration of the foregoing, and the following mutual covenants and agreements, and intending to be legally bound, the parties do hereby agree as follows:

     1.   Purchase  of  Assets.  The Purchaser does hereby purchase the Acquired
          --------------------
Assets, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions. The Seller does hereby sell the Acquired Assets to the Purchaser.

     2.   Consideration for Sale of Assets.  The purchase price for the Acquired
          --------------------------------
Assets  (the  "purchase  Price")  shall  be  $40,000.00,  to be paid as follows:

          (a) At the closing hereunder (the "Closing"), the Purchaser shall cause to be delivered to the Seller the sum of $10,000.00, in cash.

          (b) Beginning seven days following the Closing and on every seventh day thereafter, the Purchaser shall pay the Seller the sum of $5,000.00, in cash until the balance of the Purchase Price has been paid in full.

          (c) No interest shall accrue with respect to the unpaid balance of the Purchase Price.

     3.   Conditions  Precedent  to  the  Obligations  of  the  Purchaser.  All
          ---------------------------------------------------------------
obligations of the Purchaser hereunder are subject to the following conditions (any of which can be waived by the Purchaser):

          (a)  Approval.  The  sale  of  the  Acquired  Assets  and  all  other
               --------
provisions of this Agreement shall have been approved by the Board of Directors and shareholders of the Seller.

          (b)  Bulk Sales Requirements.  The Seller agrees to cooperate with the
               -----------------------
Purchaser in complying with the provisions of Article 6 of the California Uniform Commercial Code relating to bulk transfers in connection with the transactions contemplated by this Agreement. If the Purchaser shall waive the provisions of the bulk sales law, the Seller shall indemnify and hold the Purchaser harmless from any damages, losses or expenses (including reasonable attorneys' fees) suffered by the Purchaser from any claim which may be asserted against the Purchaser by creditors of the Seller for obligations not assumed by the Purchaser hereunder which result from noncompliance with the California Bulk Transfer Law.

          (c)  No  Sales  or  Use  Tax.  The  sale  and  purchase  contemplated
               -----------------------
hereunder  shall  not  be  subject  to  any  sales  or  use  tax.

          (d)  No  Untrue  Statements.  No  representation  or  warranty  by the
               ----------------------
Seller in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (e)  Other  Actions.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated herein and all certificates, opinions, agreements, instruments, and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Purchaser and its counsel, whose approval shall not be unreasonably withheld.

          (f)  Non-Competition Agreements.  At the Closing, the Purchaser, Kevin
               ---------------------------
Shalz, and Victoria Schell shall have entered into non-competition agreements in the forms described in Attachment B and Attachment C hereto.
                           -------------       -------------

          (g)  Additional  Agreement.  Following  the  Closing,  Kevin Shalz and
               ---------------------
Victoria Schell will be employed by the Purchaser, on an at-will basis. No employment agreements will be executed between the Purchaser and Kevin Shalz or Victoria Schell.

          (h)  Representations  and  Warranties  True  at  the  Closing.  The
               --------------------------------------------------------
representations and warranties of the Seller herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Seller shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

          (i)  Proof  of Authority.  The Purchaser's counsel shall have received
               -------------------
evidence reasonably sufficient to such counsel that the Seller has all requisite authorizations necessary for consummation by the Seller of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

          (j)  Deliveries  at  the  Closing.  The Seller shall have delivered to
               ----------------------------
the Purchaser at the Closing all of the documents required to be delivered hereunder.

          (k)  Certification.  The  Seller shall have delivered to the Purchaser
               -------------
at the Closing a certificate dated as of the Closing executed by the Seller, certifying that the conditions specified in subparagraphs (f), (g), (h), (i), and (j) of this Paragraph 3 have been fulfilled.

          (l)  No  Orders.  There  has  not  been  issued,  and  there is not in
               ----------
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

     4.   Conditions  Precedent  to  the  Obligations  of  the  Seller.  All
          ------------------------------------------------------------
obligations of the Seller under this Agreement are subject to the following conditions (any of which can be waived by the Seller):

          (a)  Approval.  The  Purchaser has delivered to the Seller a copy of a
               --------
resolution by the Board of Directors of the Purchaser, certified to by the Secretary of the Purchaser that the Board of Directors of the Purchaser has approved the execution of this Agreement and any other document contemplated herein.

          (b)  Other  Actions.  All  corporate and other proceedings and actions
               --------------
taken in connection with the transactions contemplated herein and all certificates, opinions, agreements, instruments, and documents mentioned herein or incident to any such transaction shall be satisfactory in form and substance to the Seller and its counsel, whose approval shall not be unreasonably withheld.

          (c)  Representations  and  Warranties  True  at  Closing.  The
               ---------------------------------------------------
representations and warranties of the Purchaser herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by the Purchaser hereunder on or prior to the Closing.

          (d)  Proof  of  Authority.  The  Seller's  counsel shall have received
               --------------------
evidence reasonably sufficient to such counsel that the Purchaser has all requisite authorizations necessary for consummation by the Purchaser of the transactions contemplated hereby, and there has not been issued, and there is not in effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation that might reasonably be expected to result in any such injunction or order is pending.

          (e)  Deliveries at the Closing.  The Purchaser shall have delivered to
               -------------------------
the Seller at the Closing all of the documents required to be delivered hereunder.

          (f)  Certification.  The  Purchaser shall have delivered to the Seller
               -------------
at the Closing a certificate dated as of the applicable closing, executed by the President and Secretary of the Purchaser, certifying that the conditions specified in subparagraphs (c), (d) and (e) of this Paragraph 4 have been fulfilled.

          (g)  No  Orders.  There  has  not  been  issued,  and  there is not in
               ----------
effect, any injunction or similar legal order prohibiting or restraining consummation of any of the transactions herein contemplated, and no legal or governmental action, proceeding or investigation which might reasonably be expected to result in any such injunction or order is pending.

     5.   Representations  and Warranties of the Seller.  Where a representation
          ----------------------------------------------
contained in this Agreement is qualified by the phrase "to the best of the Seller's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Seller believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Seller represents and warrants as follows:

          (a)  Power  and Authority.  The Seller has full power and authority to
               --------------------
execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)  Ownership of the Acquired Assets.  The Seller is the record owner
               --------------------------------
of the Acquired Assets and is duly authorized and empowered to and has executed and delivered to the Purchaser a bill of sale conveying good, absolute and indefeasible title to the Acquired Assets being sold to the Purchaser hereunder, free and clear of all liens, encumbrances, charges, escrows, equities, and other restrictions.

          (c)  Binding  Effect.  Upon execution and delivery by the Seller, this
               ---------------
Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Seller, enforceable against the Seller in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d)  No  Consents.  No  consent,  approval  or  authorization  of,  or
               ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Seller prior to the Closing to authorize the execution, delivery and performance by the Seller of this Agreement or the Other Agreements.

          (e)  Organization and Standing of the Seller.  The Seller is a validly
               ---------------------------------------
existing general partnership in good standing, with all requisite power and authority to carry on its business as presently conducted.

          (f)  The  Seller's  Representations  and Warranties True and Complete.
               ----------------------------------------------------------------
All representations and warranties of the Seller in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (g)  No  Knowledge  of  the  Purchaser's  Default.  The  Seller has no
               --------------------------------------------
knowledge that any of the Purchaser's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that the Purchaser is in default under any term or provision of this Agreement or the Other Agreements.

          (h)  No  Untrue  Statements.  No  representation  or  warranty  by the
               ----------------------
Seller in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (i)  Condition  of  the  Acquired  Assets.  As of the date hereof, the
               ------------------------------------
Acquired Assets are in good operating condition with no known defects, and suitable for their intended use.

          (j)  Investigations.  There  are  no  investigations,  actions, suits,
               --------------
charges, complaints or other proceedings of any character pending, threatened or otherwise asserted against or involving the Acquired Assets at law or in equity by anyone of which the Seller has knowledge or should have knowledge.

          (k)  Reliance.  The  foregoing representations and warranties are made
               --------
by the Seller with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

     6.   Representations  and  Warranties  of  the  Purchaser.  Where  a
          ----------------------------------------------------
representation contained in this Agreement is qualified by the phrase "to the best of Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the principal of the Purchaser believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Seller as follows:

          (a)  Power  and Authority.  The Purchaser has full power and authority
               --------------------
to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

          (b)  Binding  Effect.  Upon  execution  and delivery by the Purchaser,
               ---------------
this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)  No  Consents.  No  consent,  approval  or  authorization  of,  or
               ------------
registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Purchaser prior to the Closing to authorize the execution, delivery and performance by the Purchaser of this Agreement or the Other Agreements.

          (d)  Organization  and  Standing of the Purchaser.  The Purchaser is a
               --------------------------------------------
duly organized and validly existing Florida corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted.

          (e)  Purchaser's  Representations  and  Warranties  True and Complete.
               ----------------------------------------------------------------
All representations and warranties of the Purchaser in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

          (f)  No  Knowledge  of  the  Sellers'  Default.  The  Purchaser has no
               -----------------------------------------
knowledge that any of the Seller's representations and warranties contained in this Agreement is untrue, inaccurate or incomplete in any respect or that the Seller is in default under any term or provision of this Agreement or the Other Agreements.

          (g)  No  Untrue  Statements.  No  representation  or  warranty  by the
               ----------------------
Purchaser in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

          (h)  Reliance.  The  foregoing representations and warranties are made
               --------
by the Purchaser with the knowledge and expectation that the Seller is placing complete reliance thereon.

     7.   Survival  of  Warranties.  All  representations, covenants, warranties
          ------------------------
and agreements made by the parties in this Agreement or in any agreement, document, statement or certificate furnished hereunder or in connection with the negotiation, execution and performance of this Agreement shall survive this Agreement and any instrument delivered as described herein.

     8.   No  Brokers.  Each of the parties represents and warrants to the other
          -----------
party that all negotiations relative to this Agreement have been carried on by such party directly and without the intervention of any person, firm, corporation or entity who or which may be entitled to any brokerage or finder's fee or other commission in respect of the execution of this Agreement or the consummation of the transactions contemplated hereby, and each party shall indemnify and hold harmless all of the other parties hereto against any and all claims, losses, liabilities or expenses which may be asserted against any such other party as a result of the dealings, arrangements or agreements of such party or any of its affiliates with any such person, firm, corporation or entity.

     9.   Indemnification  by  the  Seller.  The  Seller agrees to indemnify and
          --------------------------------
hold harmless the Purchaser against and in respect to all damages (as hereinafter defined) in excess of $250. Damages, as used herein shall include any claim, salary, wage, action, tax, demand, loss, cost, expense, liability (joint or several), penalty, and other damage, including, without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to the Purchaser from any inaccurate representation made by or on behalf of the Seller in or pursuant to this Agreement, breach of any of the warranties made by or on behalf of the Seller in or pursuant to this Agreement, or breach or default in the performance by the Seller of any of the obligations to be performed by it hereunder. Notwithstanding the scope of the representations and warranties of the Seller herein, or of any individual representation or warranty, or any disclosure to the Purchaser herein or pursuant hereto, or the definition of damages contained in the preceding sentence, or the Purchaser's knowledge of any fact or facts at or prior to the date hereof, damages shall also include: all debts, liabilities, and obligations of any nature whatsoever (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of the Seller, as of the date hereof not reflected in any exhibit furnished hereunder, whether known or unknown by the Seller; all claims, actions, demands, losses, costs, expenses, and liabilities resulting from any litigation from causes of action arising prior to the date hereof involving the Seller or any shareholders thereof, whether or not disclosed to the Purchaser; all claims, actions, demands, losses, costs, expenses, liabilities and penalties resulting from the Seller's failure to own or possess, and have good title to all of the Acquired Assets to be acquired by the Purchaser hereunder; all claims, actions, demands, losses, costs, expenses, liabilities or penalties resulting from the failure of the Seller in any respect to perform any obligation required by them to be performed at or prior to the date hereof or at or prior to the date hereof, or by reason of any default of the Seller at the date hereof or at the date hereof, under any of the contracts, agreements, leases, documents, or other commitments to which they, or either of them, are a party or otherwise bound or affected; and all losses, costs, and expenses (including without limitation all fees and disbursements of counsel) relating to damages. The Seller shall reimburse and/or pay on behalf of the Purchaser on demand for any payment made or required to be made by the Purchaser at any time after the date hereof based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. The Purchaser shall give the Seller written notice within 30 days after notification of any litigation threatened or instituted against the Purchaser which might constitute the basis of a claim for indemnity by the Purchaser against the Seller. The Seller shall reimburse and/or pay the Purchaser on demand the balance of any amount of such indemnity to which the Purchaser is entitled hereunder. Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire five years after the date hereof, except in the case of the proven fraud by the Seller, as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire four years after the discovery of such fraud.

     10.  Indemnification  by  the Purchaser.  The Purchaser agrees to indemnify
          ----------------------------------
and hold harmless the Seller against and in respect to all damages incurred by the Seller after the date hereof and arising out of the transactions hereunder for which the Purchaser has been determined liable based upon the judgment of any court of competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions to which the Purchaser is a party, in respect to the damages to which the foregoing indemnity relates. Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire five years after the date hereof, except in the case of the proven fraud by the Purchaser hereunder as determined by a court of competent jurisdiction in connection with any such claim for indemnification, in which event such right to indemnification shall expire four years after the discovery of such fraud.

     11.  Attorney's Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants herein contained, the parties hereby covenant and agree that the party who is found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other parties hereto.

     12.  Benefit.  All  the  terms  and  provisions  of this Agreement shall be
          -------
binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     13.  Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     14.  Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     15.  Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     16.  Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     17.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     18.  No  Third-Party  Beneficiary.  Any  agreement to pay an amount and any
          ----------------------------
assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     19.  Law  Governing.  This Agreement shall be construed and governed by the
          --------------
laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     20.  Perfection  of  Title.  The parties hereto shall do all other acts and
          ---------------------
things that may be reasonably necessary or proper, fully or more fully, to evidence, complete or perfect this Agreement, and to carry out the intent of this Agreement.

     21.  Entire  Agreement.  This  instrument  contains the entire Agreement of
          -----------------
the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.


                                   SELLER:

                                   THE SITE DOCTORS


                                   By
                                     -------------------------------------------
                                     KEVIN SHALZ, Principal


                                   PURCHASER:

                                   INDIGINET, INC.



                                   By
                                     -------------------------------------------
                                     MARK ELLIS, Chief Executive Officer


Attachments:
-----------
Attachment A - The Acquired Assets
Attachment B - Non-Competition Agreement
Attachment C - Non-Competition Agreement

                                                                    ATTACHMENT A

                               THE ACQUIRED ASSETS

1)   Company Domain name and website: [approx. $4000 value]

2)   Company Portfolio

3)   Hosting Clients: [ approx. $500/mo Monthly Reoccurring Revenue]

FloralFraming.com
TalonDrilling.com
IMPvideo.com
Orangecoastbeauty.com
redcarpet-realestate.com
hmlf.com
nrsrealestate.com
biarritzhoa.com
homelifeus.com
redcarpetrealestate.com
redcarpetrealestate.net
ccpbh.com
leaming.com
runforcovers.com
advantagehomecare.com
eltonrealty.com
petalsbyxavi.com
turbokick.com
campquarterback
turbowear.com
susansprettyponies
herbal-drugs.com
linendrawers.com
linen-drawers.com
zytol.com
zytoil.com
homelifefivecity.com
statusapparel.com
edrakochydp.com
mamey.net
buzzoffbees.com
eveandellie.com
dellannolaw.com

4)   2 Computer systems
     a) Hewlett Packard Pavilion 8495/ KDS Monitor/Microsoft Keyboard/Logitech Mouse
     b)   Hewlett Packard Pavilion 510N / Philips 107T monitor / HP Keyboard /
          Mouse

5)   Design Software already uploaded onto computers hard drive:

     Adobe Photoshop
     Microsoft Front-page software

6)   Industry contacts:
     (relationships which the Seller has established in the industry with other professionals who use the Seller to provide their clients with complimentary services (web design)).

7)   7 plus years of experience and knowledge.

8)   Current clients with outstanding balances still owed:
     ViraMedx.com
     MDNationwide.org

                            NON-COMPETITION AGREEMENT


     THIS AGREEMENT is made this 30th day of April, 2004, by and between KEVIN SHALZ ("Shalz"), and INDIGINET, INC., a Florida corporation, having its principal place of business in Newport Beach, California (the "Company").

     WHEREAS, this Agreement is being entered into pursuant to the provisions of that certain Asset Purchase Agreement dated April 30th , 2004 by and between The Site Doctors and the Company (the "Asset Purchase Agreement"); and

     WHEREAS, the execution and delivery of this Agreement by Shalz and the Company is a condition precedent to the consummation of the transactions contemplated in the Asset Purchase Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.   Payment to Shalz. Contemporaneously with the execution and delivery of
          ----------------
this Agreement, and in full and final payment of all obligations of the Company to Shalz hereunder, there has been paid to Shalz the sum of $10, the receipt and sufficiency of which are hereby acknowledged by Shalz.

     2.   Covenant  Not to Compete.  It is recognized by Shalz that the Acquired
          ------------------------
Business of The Site Doctors pursuant to the Asset Purchase Agreement, and the Company and its affiliated corporations that provide similar products and services are and will continue to be international in scope and that geographical limitations on the below described covenant not to compete and the non-solicitation covenant are therefore not appropriate. Consequently, for a period of one year from the date hereof, on a world-wide basis, Shalz shall not:

          (a) Canvas, solicit, or accept any business for any other person, partnership, firm, corporation or other legal entity from any present or past customer of The Site Doctors or the Company, in connection with any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

          (b) Give any other person, partnership, firm, corporation or other legal entity the right to canvas, solicit or accept any business for any other business, from any present or past customer of or the Company, in connection with any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

          (c) Directly or indirectly request or advise any past, present or future customer of the Company to withdraw, curtail or cancel its business for any other business, from any present or past customer of The Site Doctors or the Company, in connection with any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

          (d) Directly or indirectly disclose to any other person, partnership, firm, corporation or other legal entity the names of past, present or future customers of The Site Doctors or the Company, in connection with any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

          (e) Directly or indirectly induce, or attempt to influence any employee of the Company to terminate his employment.

          (f) Without the written consent of the Company, directly or indirectly employ or attempt to employ any person, who, on the date of this Agreement or at any time during the two years before the date of this Agreement, is or was an employee the Company, whether full or part-time.

          (g) Directly or indirectly own, manage, operate, join or participate in, or be connected as an officer, director, stockholder, employee, partner or otherwise with any business under any name similar to The Site Doctors in connection with the Acquired Business, or the name of the Company or any of its affiliated corporations, except as may otherwise be specifically authorized by the Company in writing.

          (h) Directly or indirectly compete with, or become interested in any competitor of the Company in any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

     As used herein, the "Acquired Business" as it relates to The Site Doctors shall include, but not be limited to the web hosting and web design.

     As used herein, the "Business of the Company" shall include, but not be limited to the business of the Company, as well as web hosting and web design.

     This covenant on the part of Shalz shall be construed as an agreement independent of any other provision of this Agreement and the existence of any claim or cause of action by Shalz against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of this covenant.

     Notwithstanding the foregoing, the Covenant Not to Compete set forth in this Paragraph 2 shall be null and void in the event that Shalz is terminated by the Company within one year following the effective date of this Agreement, except that Shalz shall not, for a period of one year from termination, have any business dealings whatsoever, either directly or indirectly, or through corporate entities or associates with any customer or client of the Company or any person or firm which has been contacted by the Company as a potential client or customer of the Company and Shalz shall keep in strictest confidence both during and subsequent to the employment of Shalz any Confidential Information as such term is defined in this Agreement.

     3.   Remedies  for  Breach.  If  Shalz  commits  a  breach, or threatens to
          ---------------------
commit a breach, of any of the provisions of this Agreement, the Company shall have the following rights and remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

          (a) The right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

          (b) The right and remedy to require Shalz to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits (the "Benefits") derived or received by Shalz as a result of any transactions constituting a breach of any of the provisions of this Agreement, Shalz agreeing to account for and pay over the Benefits as provided above.

     4.   Confidentiality.  All information relating to the business and affairs
          ---------------
of the Company shall be treated as Confidential Information, as hereinafter defined, by Shalz both during and after the term hereof. Except with the prior approval of the Company, Shalz shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. All data, records and written material prepared or compiled by Shalz or furnished to Shalz during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by Shalz after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the

Company and its affiliated corporations. The term "Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of Shalz, (b) can be shown to have been previously available to Shalz on a non confidential basis prior to its disclosure to Shalz by the Company, or its representatives, (c) becomes available to Shalz on a non confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     5.   Controlling Agreement.  In the event of any conflict between the terms
          ---------------------
of this Agreement, or the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

     6.   Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     7.   Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     8.   Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     9.   Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     10.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     11.  Excusable  Delay.  None  of  the  parties hereto shall be obligated to
          ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of terrorists, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     12.  No  Third-Party  Beneficiary.  Any  agreement to pay an amount and any
          ----------------------------
assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     13.  Law  Governing.  This Agreement shall be construed and governed by the
          --------------
laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     14.  Mediation  and  Arbitration.  All  disputes arising or related to this
          ---------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Newport Beach, California. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) California law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Newport Beach, California, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     15.  Attorneys' Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit (including, but not limited to, any mediation or arbitration) against the other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys' fees and costs of court incurred by the other party. Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finder's fees.

     16.  Assignment.  This  Agreement  shall  be  binding upon and inure to the
          ----------
benefit of the successors of each of the parties hereto, but shall not be assignable by either party without the prior written consent of the other party, which consent shall be subject to such party's sole, absolute and unfettered discretion.

     17.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to Shalz, addressed to Mr. Kevin Shalz at ______________, telecopier _________, and e-mail __________; and if to the
Company, addressed to Mr. Mark Ellis at Indiginet, Inc., 5000 Birch Street, Suite 3000, Newport Beach, CA 92660 telecopier (949) 276-3788, and e-mail mellis@indiginet.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     18.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     19.  Entire  Agreement.  This  instrument  contains the entire Agreement of
          -----------------
the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed on the date first written above.


                                        ----------------------------------------
                                        KEVIN SHALZ

                                        INDIGINET,  INC.



                                        By
                                          --------------------------------------
                                          Mark  Ellis,  President

                            NON-COMPETITION AGREEMENT


     THIS AGREEMENT is made this 30th day of April, 2004, by and between VICTORIA SCHELL ("Schell"), and INDIGINET, INC., a Florida corporation, having its principal place of business in Newport Beach, California (the "Company").

     WHEREAS, this Agreement is being entered into pursuant to the provisions of that certain Asset Purchase Agreement dated April 30, 2004 by and between The Site Doctors and the Company (the "Asset Purchase Agreement"); and

     WHEREAS, the execution and delivery of this Agreement by Schell and the Company is a condition precedent to the consummation of the transactions contemplated in the Asset Purchase Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto do hereby agree as follows:

     1.   Payment  to Schell. Contemporaneously  with the execution and delivery
          ------------------
of this Agreement, and in full and final payment of all obligations of the Company to Schell hereunder, there has been paid to Schell the sum of $10, the receipt and sufficiency of which are hereby acknowledged by Schell.

     2.   Covenant Not to Compete.  It is recognized by Schell that the Acquired
          -----------------------
Business of The Site Doctors pursuant to the Asset Purchase Agreement, and the Company and its affiliated corporations that provide similar products and services are and will continue to be international in scope and that geographical limitations on the below described covenant not to compete and the non-solicitation covenant are therefore not appropriate. Consequently, for a period of one year from the date hereof, on a world-wide basis, Schell shall not:

          (a) Canvas, solicit, or accept any business for any other person, partnership, firm, corporation or other legal entity from any present or past customer of The Site Doctors or the Company, in connection with any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

          (b) Give any other person, partnership, firm, corporation or other legal entity the right to canvas, solicit or accept any business for any other business, from any present or past customer of or the Company, in connection with any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

          (c) Directly or indirectly request or advise any past, present or future customer of the Company to withdraw, curtail or cancel its business for any other business, from any present or past customer of The Site Doctors or the Company, in connection with any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

          (d) Directly or indirectly disclose to any other person, partnership, firm, corporation or other legal entity the names of past, present or future customers of The Site Doctors or the Company, in connection with any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

          (e) Directly or indirectly induce, or attempt to influence any employee of the Company to terminate his employment.

          (f) Without the written consent of the Company, directly or indirectly employ or attempt to employ any person, who, on the date of this Agreement or at any time during the two years before the date of this Agreement, is or was an employee the Company, whether full or part-time.

          (g) Directly or indirectly own, manage, operate, join or participate in, or be connected as an officer, director, stockholder, employee, partner or otherwise with any business under any name similar to The Site Doctors in connection with the Acquired Business, or the name of the Company or any of its affiliated corporations, except as may otherwise be specifically authorized by the Company in writing.

          (h) Directly or indirectly compete with, or become interested in any competitor of the Company in any business the same as the Acquired Business of The Site Doctors and the Business of the Company on the date of this Agreement.

     As used herein, the "Acquired Business" as it relates to The Site Doctors shall include, but not be limited to the web hosting and web design.

     As used herein, the "Business of the Company" shall include, but not be limited to the business of the Company, as well as web hosting and web design.

     This covenant on the part of Schell shall be construed as an agreement independent of any other provision of this Agreement and the existence of any claim or cause of action by Schell against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of this covenant.

     Notwithstanding the foregoing, the Covenant Not to Compete set forth in this Paragraph 2 shall be null and void in the event that Schell is terminated by the Company within one year following the effective date of this Agreement, except that Schell shall not, for a period of one year from termination, have any business dealings whatsoever, either directly or indirectly, or through corporate entities or associates with any customer or client of the Company or any person or firm which has been contacted by the Company as a potential client or customer of the Company and Schell shall keep in strictest confidence both during and subsequent to the employment of Schell any Confidential Information as such term is defined in this Agreement.

     3.   Remedies  for  Breach.  If  Schell  commits  a breach, or threatens to
          ---------------------
commit a breach, of any of the provisions of this Agreement, the Company shall have the following rights and remedies, in addition to any others, each of which shall be independent of the other and severally enforceable:

          (a) The right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and

          (b) The right and remedy to require Schell to account for and pay over to the Company all compensation, profits, monies, accruals, increments, or other benefits (the "Benefits") derived or received by Schell as a result of any transactions constituting a breach of any of the provisions of this Agreement, Schell agreeing to account for and pay over the Benefits as provided above.

     4.   Confidentiality.  All information relating to the business and affairs
          ---------------
of the Company shall be treated as Confidential Information, as hereinafter defined, by Schell both during and after the term hereof. Except with the prior approval of the Company, Schell shall not disclose any of the Confidential Information at any time to any person except authorized personnel of the Company and its affiliated corporations. All data, records and written material prepared or compiled by Schell or furnished to Schell during the term hereof shall be the sole and exclusive property of the Company, and none of such data, records or written materials, or copies thereof, shall be retained by Schell after the term of this Agreement.

     As used herein, the term "Confidential Information" includes, without limitation, information and knowledge pertaining to products, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, manufacturing, packaging, advertising, distribution and sales methods and systems, sales and profit figures, customer and client lists, and relationships between the Company and its affiliated corporations and dealers, distributors, customers, clients, suppliers and others who have had or will have had business dealings with the

Company and its affiliated corporations. The term "Confidential Information" does not include information which (a) becomes generally available to the public through no wrongful act on the part of Schell, (b) can be shown to have been previously available to Schell on a non confidential basis prior to its disclosure to Schell by the Company, or its representatives, (c) becomes available to Schell on a non confidential basis from a source other than the Company or its representatives, or (d) is required to be disclosed by order of a court of competent jurisdiction.

     5.   Controlling Agreement.  In the event of any conflict between the terms
          ---------------------
of this Agreement, or the Asset Purchase Agreement, the terms of the Asset Purchase Agreement shall control.

     6.   Construction.  Words  of  any  gender  used in this Agreement shall be
          ------------
held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise. In addition, the pronouns used in this Agreement shall be understood and construed to apply whether the party referred to is an individual, partnership, joint venture, corporation or an individual or individuals doing business under a firm or trade name, and the masculine, feminine and neuter pronouns shall each include the other and may be used interchangeably with the same meaning.

     7.   Waiver.  No  course  of dealing on the part of any party hereto or its
          ------
agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     8.   Cumulative  Rights.  The  rights  and remedies of any party under this
          ------------------
Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     9.   Invalidity.  In  the event any one or more of the provisions contained
          ----------
in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     10.  Headings.  The headings used in this Agreement are for convenience and
          --------
reference only and in no way define, limit, simplify or describe the scope or intent of this Agreement, and in no way effect or constitute a part of this Agreement.

     11.  Excusable  Delay.  None  of  the  parties hereto shall be obligated to
          ----------------
perform and none shall be deemed to be in default hereunder, if the performance of a non-monetary obligation is prevented by the occurrence of any of the following, other than as the result of the financial inability of the party obligated to perform: acts of God, strikes, lock-outs, other industrial disturbances, acts of terrorists, acts of a public enemy, wars or war-like action (whether actual, impending or expected and whether de jure or de facto), arrest or other restraint of governmental (civil or military) blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, fires, hurricanes, storms, floods, washouts, sink holes, civil disturbances, explosions, breakage or accident to equipment or machinery, confiscation or seizure by any government of public authority, nuclear reaction or radiation, radioactive contamination or other causes, whether of the kind herein enumerated, or otherwise, that are not reasonably within the control of the party claiming the right to delay performance on account of such occurrence.

     12.  No  Third-Party  Beneficiary.  Any  agreement to pay an amount and any
          ----------------------------
assumption of liability herein contained, express or implied, shall be only for the benefit of the undersigned parties and their respective successors and permitted assigns (as herein expressly permitted), and such agreements and assumptions shall not inure to the benefit of the obligees or any other party, whomsoever, it being the intention of the parties hereto that no one shall be or be deemed to be a third-party beneficiary of this Agreement.

     13.  Law  Governing.  This Agreement shall be construed and governed by the
          --------------
laws of the State of California, and all obligations hereunder shall be deemed performable in Orange County, California.

     14.  Mediation  and  Arbitration.  All  disputes arising or related to this
          ---------------------------
Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Newport Beach, California. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) California law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Newport Beach, California, and (c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     15.  Attorneys' Fees.  In the event that it should become necessary for any
          ---------------
party entitled hereunder to bring suit (including, but not limited to, any mediation or arbitration) against the other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys' fees and costs of court incurred by the other party. Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finder's fees.

     16.  Assignment.  This  Agreement  shall  be  binding upon and inure to the
          ----------
benefit of the successors of each of the parties hereto, but shall not be assignable by either party without the prior written consent of the other party, which consent shall be subject to such party's sole, absolute and unfettered discretion.

     17.  Notices.  All  notices,  requests,  demands,  and other communications
          -------
hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, by facsimile, or by e-mail, if to Schell, addressed to Ms. Victoria Schell at ______________, telecopier _________, and e-mail __________; and if to the
Company, addressed to Mr. Mark Ellis at Indiginet, Inc., 5000 Birch Street, Suite 3000, Newport Beach, CA 92660 telecopier (949) 276-3788, and e-mail mellis@indiginet.com. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     18.  Multiple  Counterparts.  This Agreement may be executed in one or more
          ----------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     19.  Entire  Agreement.  This  instrument  contains the entire Agreement of
          -----------------
the parties with respect to the subject matter hereof, and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

     IN WITNESS WHEREOF, this Agreement has been executed on the date first written above.


                                        ----------------------------------------
                                        VICTORIA SCHELL

                                        INDIGINET,  INC.



                                        By
                                          --------------------------------------
                                          Mark  Ellis,  President